UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011 (December 8, 2011)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On December 8, 2011, Cell Therapeutics, Inc. (the “Company”) entered into a letter agreement (the “Engagement Letter”) with Rodman & Renshaw, LLC, as placement agent (the “Placement Agent”), relating to a proposed offering of securities of the Company. A copy of the Engagement Letter is attached hereto as Exhibit 1.1 and incorporated herein by reference.

On December 8, 2011, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) between the Company and the purchasers thereunder (the “Purchasers”). A copy of the form of the Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. Pursuant to the Purchase Agreement, the Company agreed to issue to the Purchasers in a registered offering (i) an aggregate of 20,000 shares of the Company’s Series 14 Preferred Stock, no par value per share (such shares, the “Preferred Shares”), initially convertible into 17,391,304 shares of the Company’s common stock, no par value per share (the “Common Stock”), and (ii) warrants to purchase up to 6,956,522 shares of Common Stock (the “Warrants”), for an aggregate offering price of approximately $20 million (the “Offering”). A copy of the form of the Series 14 Preferred Stock Certificate is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Each Warrant has an initial exercise price of $1.45 per share of Common Stock. The Warrants are exercisable beginning six months and one day from the date of issuance and expire five years and one day from the date of issuance. A copy of the form of the Warrants is attached hereto as Exhibit 4.2 and incorporated herein by reference.

All Preferred Shares and Warrants, and the shares of Common Stock issuable upon conversion of the Preferred Shares or exercise of the Warrants, as the case may be, were offered and sold by the Company under its registration statement on Form S-3 (File No. 333-177506), as supplemented by the prospectus supplement dated December 8, 2011 and filed with the Securities and Exchange Commission on December 9, 2011 (together, the “Registration Statement”).

As of December 13, 2011, 10,000 shares of Series 14 Preferred Stock have been converted, the Purchasers have received 8,695,652 shares of Common Stock upon conversion of the Series 14 Preferred Stock and 10,000 shares of Series 14 Preferred Stock are outstanding. The Company closed the Offering on December 13, 2011.

In addition, the Company issued warrants to purchase an aggregate of 347,826 shares of Common Stock to the Placement Agent or its assignees as partial compensation for its services in connection with the Offering and warrants to purchase an aggregate of 173,913 shares of Common Stock to Trout Capital LLC (the “Financial Advisor”) as partial compensation for its services in connection with the Offering. The warrants issued to the Placement Agent and the Financial Advisor, and the shares of Common Stock issuable upon exercise of such warrants, were issued by the Company under the Registration Statement. The warrants issued to the Placement Agent and the Financial Advisor have an initial exercise price of $1.725 per share of Common Stock and are not transferable for six months after the date of initial issuance, but are otherwise substantially the same as the Warrants issued in the Offering.

The above descriptions of the Engagement Letter, the Purchase Agreement and the Warrants are qualified in their entirety by reference to Exhibits 1.1, 10.1 and 4.2 attached hereto, respectively.

Item 3.03    Material Modification to Rights of Security Holders.

On December 12, 2011, the Company filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation (the “Amended Articles”) with the Secretary of State of the State of Washington, establishing the Series 14 Preferred Stock. Each share of Series 14 Preferred Stock is entitled to a liquidation preference equal to the initial stated value of $1,000 per share of Series 14 Preferred Stock plus any accrued and unpaid dividends before any distribution of assets may be made to holders of capital stock ranking junior to the Series 14 Preferred Stock. The Series 14 Preferred Stock is not entitled to dividends except to share in any dividends actually paid on the Common Stock or any pari passu or junior securities. The Series 14 Preferred Stock is convertible into Common Stock, at the option of the holder, at an initial conversion price of $1.15 per share, subject to a

4.99% blocker provision. A holder of Series 14 Preferred Stock may elect to increase the blocker provision to 9.99% by providing the Company with 61 days’ prior notice. In addition, the Series 14 Preferred Stock will automatically convert into Common Stock (i) on the one-month anniversary of the original issuance date of the Series 14 Preferred Stock, (ii) on the date on which 1,000 or less shares of Series 14 Preferred Stock remain outstanding, or (iii) immediately upon the adoption by the Board of Directors of the Company of a resolution that it intends to adopt an amendment to the Restated Articles without shareholder approval to effect a reverse stock split of the outstanding Common Stock and the number of authorized shares of Common Stock in the same proportions for good faith business reasons. In the event of an automatic conversion, the blocker provision referred to above will increase to 19.99% with no further action by a holder. The Series 14 Preferred Stock has no voting rights except as otherwise expressly provided in the Amended Articles or as otherwise required by law. However, so long as at least 20% of the aggregate originally issued shares of Series 14 Preferred Stock are outstanding, the Company cannot amend its Amended Articles, Second Amended and Restated Bylaws or other charter documents so as to materially, specifically and adversely affect the rights of the Series 14 Preferred Stock, repay, repurchase or offer to repay or repurchase or otherwise acquire any shares of Common Stock or junior securities, except in limited circumstances, or authorize or create any class of senior preferred stock, in each case without the affirmative written consent of holders of a majority of the outstanding shares of Series 14 Preferred Stock. As of December 13, 2011, 10,000 shares of Series 14 Preferred Stock have been converted, the Purchasers have received 8,695,652 shares of Common Stock upon conversion of the Series 14 Preferred Stock and 10,000 shares of Series 14 Preferred Stock are outstanding.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The above description of the Articles of Amendment is qualified in its entirety by reference to Exhibit 3.1 attached hereto.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 12, 2011, the Company filed the Series 14 Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Series 14 Articles of Amendment, which were effective as of December 12, 2011, establish and designate the Series 14 Preferred Stock and the rights, preferences and privileges thereof.

The description of the Series 14 Articles of Amendment contained in Item 3.03 is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

A copy of the Company’s press release, dated December 9, 2011, entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase $20 Million of Preferred Stock and Warrants” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

1.1	Letter Agreement, dated December 8, 2011, by and between Cell Therapeutics, Inc. and Rodman & Renshaw, LLC.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 14 Preferred Stock).

4.1	Form of Series 14 Preferred Stock Certificate.

4.2	Form of Common Stock Purchase Warrant.

5.1	Opinion of Karr Tuttle Campbell.

10.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated December 9, 2011, entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase $20 Million of Preferred Stock and Warrants.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: December 14, 2011	By:	/s/ James A. Bianco
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Letter Agreement, dated December 8, 2011, by and between Cell Therapeutics, Inc. and Rodman & Renshaw, LLC.

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Cell Therapeutics, Inc. (Series 14 Preferred Stock).

4.1	Form of Series 14 Preferred Stock Certificate.

4.2	Form of Common Stock Purchase Warrant.

5.1	Opinion of Karr Tuttle Campbell.

10.1	Form of Securities Purchase Agreement.

99.1	Press Release, dated December 9, 2011, entitled “Cell Therapeutics, Inc. Announces Institutional Investors Purchase $20 Million of Preferred Stock and Warrants.”